UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007–May 31, 2008

Item 1: Reports to Shareholders

>  For the six months ended May 31, 2008, Vanguard Florida Long-Term Tax-Exempt Fund returned 1.1%, lagging its benchmark a bit but significantly outperforming its average peer.

>  The fiscal half-year was an unusual period for municipal bonds—marked by high volatility and yields surpassing those of comparable U.S. Treasury bonds.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Florida Long-Term Tax-Exempt Fund		1.1%
Investor Shares	VFLTX
30-day SEC Yield: 3.96%
Taxable-Equivalent Yield: 6.09%[1]
Admiral™ Shares[2]	VFLRX	1.1
30-day SEC Yield: 4.03%
Taxable-Equivalent Yield: 6.20%[1]
Lehman 10 Year Municipal Bond Index		1.7
Average Florida Municipal Debt Fund[3]		0.3

Your Fund’s Performance at a Glance
November 30, 2007–May 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.53	$11.34	$0.255	$0.052
Admiral Shares	11.53	11.34	0.259	0.052

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

2  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The fiscal half-year ended May 31, 2008, was an unusual time in the municipal bond market. The prices and yields of tax-exempt bonds experienced high volatility—a tangential effect of the crisis in the market for taxable securities backed by subprime-mortgage loans. In February and March, the yields of municipal bonds exceeded those of their U.S. Treasury counterparts across the maturity spectrum, a rare occurrence.

The Florida Long-Term Tax-Exempt Fund returned 1.1% for the fiscal half-year, outpacing the average return of competitive funds. The Long-Term Tax-Exempt Fund’s 30-day SEC yield for Investor Shares declined only slightly, from 3.98% six months ago to 3.96% on May 31. The Investor Shares’ taxable-equivalent yield was 6.09%.

Please note: The Florida Long-Term Tax-Exempt Fund owns no bonds that would generate income subject to the alternative minimum tax (AMT).

Greater economic uncertainty set the tone for stocks and bonds

The municipal bond market was not alone in struggling to find its footing during the fiscal half-year. The broader bond market, and the stock market as well, were shaken as oil prices climbed to record highs, the housing market worsened, and consumers grew increasingly wary of spending. With the subprime-fueled credit crisis continuing to play out, heightened economic uncertainty became the norm.

In an effort to revive the slowing economy and increase liquidity in the credit markets, the Federal Reserve Board lowered its target for the federal funds rate in five separate actions, to 2.0%. At the end of the period, the Fed continued to face the delicate task of balancing its efforts to stimulate the economy with rising concerns about inflationary pressures.

In this environment, many fixed income investors favored the relative safety of Treasury bonds. The resulting “flight to quality” pressured the prices of taxable and tax-exempt bonds, and both types of bonds experienced unusual volatility during the period.

Bonds nevertheless outpaced stocks. The broad taxable bond market returned 1.5% for the six months, close to the broad municipal bond market’s 1.4%. By contrast, the broad U.S. stock market returned –3.6%, a disappointing result, but one that was buoyed by a recovery in April and May. Growth stocks outperformed value stocks, and international stocks generally kept pace with U.S. stocks.

Market Barometer
	Total Returns
	Periods Ended May 31, 2008
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.5%	6.9%	3.8%
Lehman Municipal Bond Index	1.4	3.9	3.7
Citigroup 3-Month Treasury Bill Index	1.3	3.6	3.0

Stocks
Russell 1000 Index (Large-caps)	–3.8%	–6.2%	10.4%
Russell 2000 Index (Small-caps)	–1.9	–10.5	12.5
Dow Jones Wilshire 5000 Index (Entire market)	–3.6	–6.1	11.0
MSCI All Country World Index ex USA (International)	–3.2	3.0	22.1

CPI
Consumer Price Index	3.1%	4.2%	3.4%

1  Annualized.

In a challenging environment, a traditional relationship returned

In recent months, the subprime-mortgage crisis that erupted in mid-2007 continued to spill into other areas of the credit markets in indirect, but very real, ways. The municipal bond market was no exception. Credit standards tightened and investors’ appetite for risk diminished, creating an environment that favored Treasury bonds above all else, even high-quality bonds issued by financially strong states and municipalities.

Early in 2008, investors grew increasingly concerned about firms that write insurance for municipal bonds. Several insurers had exposure to subprime debt and faced financial problems and rating downgrades. This prompted many investors to move out of municipal bonds, even though the insurers’ problems did not affect the credit quality of the munis themselves. It was a difficult period for municipal issues, as prices fell sharply. The Lehman Municipal Bond Index returned –4.6% in February, one of the worst months ever for the tax-exempt bond market.

These dislocations produced a steeper yield curve during the six-month period. Yields of short-term munis fell, reflecting the Fed’s interest rate policy, while those for long-term munis rose slightly. At the same time, investors’ continuing preference for Treasuries placed downward pressure on Treasury yields across the maturity spectrum, most sharply at the short end.

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.15%	0.08%	1.11%

1  Fund expense ratios reflect the six months ended May 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

These dynamics upended the generally stable relationship between the yields of Treasuries and municipals. Typically, Treasury yields are higher than muni yields, but the traditional gap had begun to narrow as the fiscal half-year began, and by February and March municipal yields surpassed Treasury yields across the spectrum of bond maturities. From that point, the yield relationship between Treasuries and munis began to slip back toward normalcy.

The Florida Long-Term Tax-Exempt Fund returned 1.1%, as the income portion of the fund’s return counteracted a share-price decline triggered by investors’ concern over the muni-bond insurers. The fund’s return was substantially ahead of the 0.3% average return posted by competitive funds, a reflection of the fund’s emphasis on the market’s highest-quality securities, its prudent management strategies, and its significant cost advantage (see the table on page 4).

Short-term disruptions don’t change long-term strategies

The municipal bond market has traditionally been a relatively quiet corner of the larger fixed income universe. Bonds issued by state or local governments don’t often create exciting headlines. But as we have seen over the recent fiscal period, surprises can occur even in typically staid segments of the market.

At Vanguard, we believe the best way to weather short-term market disruptions is to stick to long-term investment strategies. For the bond portion of Vanguard portfolios, this includes a focus on low-cost, high-quality investments guided by an experienced team of portfolio managers and credit analysts (who, it should be noted, assess the quality of bonds independent of outside rating agencies and bond insurers). For Florida investors in higher tax brackets, we believe Vanguard Florida Long-Term Tax-Exempt Fund offers an excellent way to carry out such a strategy.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 16, 2008

Advisor’s Report

For the six months ended May 31, 2008, Vanguard Florida Long-Term Tax-Exempt Fund returned 1.1%, significantly outperforming the average return of its peers but lagging its benchmark index.

The investment environment

When the fund’s reporting period began, credit-market activity was at a near-standstill. Widespread concern about the valuations of some mortgage-backed securities created turmoil and pushed borrowers and lenders to the market’s sidelines.

The Federal Reserve Board’s aggressive response—which was also influenced by a slowdown in economic activity—began in September and continued throughout the fund’s fiscal half-year. In a series of cuts, the Fed reduced its target for the federal funds rate from 4.75% on September 18 to 2.0% on April 30, where it remained. (In January, the Fed cut the target by an unprecedented 1.25 percentage points within the space of two weeks.) The Fed also reduced its discount rate, which is the rate it charges for its loans to banks, and coordinated with other countries’ central banks to provide additional funding to eligible financial institutions.

A variety of factors came together during the six months to create a much steeper Treasury yield curve: the Fed’s interest rate actions, investors’ flight to quality, and—in recent months—fears of inflation, which have nudged longer-term yields higher. Reflecting trends in the Treasury market, as well as concern about the financial strength of municipal bond insurers, the municipal-bond yield curve steepened as well. Some of the muni insurers lost their AAA credit ratings because of exposure to subprime-mortgage-related investments, triggering a widening in the yields between higher-quality and lower-quality tax-exempt bonds.

The net effect was to reduce the prices of tax-exempt bonds to extraordinarily attractive levels. Despite munis’ significant tax advantages, yields of 30-year AAA-rated municipal bonds exceeded those for 30-year U.S. Treasury bonds by the end of April. By comparison, a year earlier the muni’s yield was 85% of the Treasury’s yield, which is more typical. The relative “cheapness” of munis caught the eye of many investors, leading to a significant rally during April and May that drove the muni/Treasury yield ratio to 96% by May 31—still an attractive relationship.

The muni market’s fast-changing dynamics were reflected in the supply of new issues. During calendar-year 2007, states and municipalities issued a record $427 billion worth of securities, up 10% over the previous year. Much of the increase came at the start of the year. Late in the year, the relatively high yields demanded by investors and concerns about bond insurers restrained new issuance. In recent months, however, nationwide supply has rebounded, with much of it coming from issuers that exited the troubled auction-rate securities market to seek financing with conventional fixed-rate bonds. (The auction-rate securities market—an arcane, but important, source of tax-exempt financing—virtually stopped functioning as a result of problems with bond insurers.) Countering that trend, however, was the reluctance of some states to refund outstanding debt because of the relative cheapness of municipal bonds. In Florida’s case, during the fiscal half-year the issuance of new tax-exempt debt declined about 28%, to $9.9 billion, from the same period a year earlier.

Management of the fund

The yield of Vanguard Florida Long-Term Tax-Exempt Fund declined only slightly during the fiscal six months. Investor Shares’ yield dipped to 3.96% from 3.98%, while that of Admiral Shares fell to 4.03% from 4.05%. The fund’s total return of 1.1% outpaced the 0.3% return of competing funds.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2007	2008
2 years	3.18%	2.28%
5 years	3.26	3.01
10 years	3.62	3.67
30 years	4.32	4.53

Source: Vanguard.

Our customary emphasis on high-quality securities gave us confidence in our investments during the municipal market’s dislocations, particularly as investors began to doubt the strength of certain bond insurers. Our decision to invest—or not—in any insured bond or money market instrument is based on the quality of the underlying tax-exempt issuer, not on that of the insurer. Our sizable and experienced municipal credit group diligently evaluates all potential holdings. We believe that shareholders can continue to rely on our rigorous review and oversight process.

A final note: A cloud of uncertainty was lifted from the tax-exempt market on May 19, when the U.S. Supreme Court upheld, in the case of Kentucky v. Davis, the right of a state to exempt from its income tax the interest that residents earn on municipal bonds issued in that state.

John M. Carbone, Principal

Vanguard Fixed Income Group

June 19, 2008

Fund Profile

As of May 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	167	7,393	43,475
Yield[3]		3.9%	4.0%
Investor Shares	4.0%
Admiral Shares	4.0%
Yield to Maturity	4.1%[4]	3.9%	4.0%
Average Coupon	5.1%	5.0%	5.0%
Average Effective
Maturity	9.1 years	9.8 years	13.2 years
Average Quality	AA+	AA+	AA+
Average Duration	5.9 years	6.7 years	7.7 years
Expense Ratio		—	—
Investor Shares	0.15%[5]
Admiral Shares	0.08%[5]
Short-Term Reserves	4.8%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	6.4%
1–5 Years	28.9
5–10 Years	37.9
10–20 Years	10.7
20–30 Years	13.0
Over 30 Years	3.1

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.98
Beta	1.04	1.07

Distribution by Credit Quality (% of portfolio)

AAA	67.6%
AA	15.1
A	10.7
BBB	6.1
Other	0.5

Investment Focus

1  Lehman 10 Year Municipal Bond Index.

2  Lehman Municipal Bond Index.

3  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on page 28.

4  Before expenses.

5  Annualized.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): November 30, 1997–May 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.9%	5.1%	8.0%	8.1%
1999	–6.5	4.6	–1.9	–0.4
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2
2007	–1.6	4.5	2.9	3.5
2008[2]	–1.2	2.3	1.1	1.7

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	9/1/1992	1.73%	3.61%	0.32%	4.70%	5.02%
Admiral Shares	11/12/2001	1.80	3.68	–0.27[4]	4.53[4]	4.26[4]

1  Lehman 10 Year Municipal Bond Index.

2  Six months ended May 31, 2008.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Return since inception.

Note: See Financial Highlights tables on pages 20–21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Municipal Bonds (99.1%)
	Alachua County FL Health Fac.
	Auth. (Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,345
	Alachua County FL Health Fac.
	Auth. (Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	9,833
	Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (3)	2,400	2,604
	Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (3)	2,665	2,919
	Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (3)	3,125	3,448
	Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (3)	3,480	3,818
	Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	490
	Brevard County FL Health Fac. Auth. Rev.
	(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,005
	Brevard County FL Util. Rev.	5.250%	3/1/12 (3)	3,805	4,040
	Brevard County FL Util. Rev.	5.250%	3/1/14 (3)	2,045	2,170
	Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,826
	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,062
	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,685
	Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,553
	Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	16,781
1	Broward County FL School Board COP TOB VRDO	1.660%	6/6/08 (4)(2)	5,433	5,433
	Cape Coral FL Water & Sewer	5.000%	10/1/27 (2)	7,470	7,592
	Rev.Citrus County FL Water & Wastewater System Rev.	5.000%	10/1/25 (4)	3,670	3,827
	Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	14,017
	Collier County FL School Board COP	5.000%	2/15/27 (4)	15,000	15,253
	Coral Springs FL Improvement
	Dist.Water & Sewer GO	6.000%	6/1/10 (1)	1,350	1,395
	Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)(ETM)	2,500	2,742
	Dunedin FL Util. System Rev.	6.750%	10/1/08 (3)	1,115	1,131
	Dunedin FL Util. System Rev.	6.750%	10/1/10 (3)	2,465	2,627

	Duval County FL School Board COP	5.000%	7/1/33 (4)	5,000	5,025
	Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,774
	Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,309
	Florida Board of Educ. Public Educ.	5.000%	6/1/32 (1)	3,135	3,186
	Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	12,247
	Florida Board of Educ. Public Educ. Capital Outlay	5.375%	6/1/15	12,000	12,949
	Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	12,874
2	Florida Dept. of Environmental
	Protection & Preservation Rev.	5.000%	7/1/27	5,000	5,075
	Florida Turnpike Auth. Rev.	5.000%	7/1/28 (2)	6,815	6,997
	Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,985	14,182
	Florida Turnpike Auth. Rev.	4.500%	7/1/37	5,000	4,743

Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	4,050
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	11,091
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	3,840
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	10,000	9,471
Hillsborough County FL Aviation Auth.
Rev. (Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,991
Hillsborough County FL Aviation Auth.
Rev. (Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,201
Hillsborough County FL Aviation Auth.
Rev. (Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,323
Hillsborough County FL Aviation Auth.
Rev. (Tampa International Airport)	5.500%	10/1/14 (4)	5,365	5,996
Hillsborough County FL Aviation Auth.
Rev. (Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,431
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	4,800	4,838
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	10,870	10,567
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	20,962
Hillsborough County FL IDA PUT	5.150%	9/1/13	2,000	2,034
Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,658
Indian River County FL Water & Sewer Rev.	6.500%	9/1/08 (3)	1,310	1,322
Jacksonville FL Econ. Dev. Community
Health Care Fac. Rev. (Mayo Clinic)	5.000%	11/15/36	6,000	6,019
Jacksonville FL Econ. Dev.
Community Health Care Fac. Rev. VRDO	1.350%	6/2/08 LOC	3,000	3,000
Jacksonville FL Electric Auth. Electric
System Rev. VRDO	1.450%	6/6/08	7,500	7,500
Jacksonville FL Health Fac. Auth.
Hosp. Rev. (Baptist Medical Center)	5.000%	8/15/27	7,620	7,545
Jacksonville FL Health Fac. Auth.
Hosp. Rev. (Baptist Medical Center)	5.000%	8/15/37	5,000	4,728
Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	5,375	5,437
Lake County FL School Board COP	5.000%	6/1/30 (2)	7,000	7,020
Lakeland FL Electric & Water Rev.	6.050%	10/1/09 (4)	4,000	4,195
Lakeland FL Electric & Water Rev.	6.550%	10/1/09 (4)	4,000	4,220
Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,527
Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,725
Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,301
Lakeland FL Energy Systems Rev.	5.000%	10/1/31 (10)	11,600	11,552
Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	10,000	10,235
Lee County FL Hosp. Board of
Directors Hosp. Rev. (Memorial Health System) VRDO	3.500%	6/6/08	9,700	9,700
Lee County FL IDA Health Care Fac.
Rev. (Shell Point Village)	5.000%	11/15/29	4,000	3,439
Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,221
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,072
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,057
Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35 (1)	5,090	5,191
Marion County FL Hosp. Dist. Rev.
(Munroe Regional Health System)	5.000%	10/1/29	10,290	10,026
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,709

Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.250%	4/1/24 (2)	6,515	6,859
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	10,088
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	10,967
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	4,065	4,089
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,882
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,176
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,675
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	10,165	10,361
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	7,885	7,842
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	20,000	19,890
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	9,014
Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	5,033
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/26 (1)(10)	17,000	17,377
Miramar FL Wastewater Improvement
Assessment Rev.	5.000%	10/1/25 (1)	635	644
Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	1,545	1,607
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	5.625%	11/15/12 (Prere.)	3,180	3,533
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/12 (Prere.)	5,000	5,641
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15 (Prere.)	1,435	1,569
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15 (Prere.)	4,905	5,395
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,203
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,140
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,722
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,334
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,072
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,051
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,641
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,132
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,568
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	111
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,682
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	7,672
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/21 (1)	10,350	11,868

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	8,667
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare) VRDO	1.350%	6/2/08 LOC	8,600	8,600
Orange County FL Sales Tax Rev.	5.125%	1/1/32 (3)	5,000	5,101
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,413
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,769
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,258
Orange County FL School Board COP	5.000%	8/1/32 (3)	12,070	12,019
Orange County FL School Board VRDO	1.650%	6/2/08 (1)	8,620	8,620
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	902
Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (3)	2,000	2,152
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (3)	3,000	3,765
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (3)	8,360	10,718
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/32 (4)	10,000	10,242
Orlando FL Util. Comm. Water & Electric Rev.	6.750%	10/1/17 (ETM)	12,700	15,029
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/14 (3)	16,300	19,613
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (3)	3,000	3,671
Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/31	6,000	5,799
Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,120
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,445
Palm Beach County FL School Board COP	5.000%	8/1/24 (1)	7,135	7,335
Palm Beach County FL School Board COP	5.000%	8/1/27 (3)	8,740	8,771
Palm Beach County FL School Board COP	5.000%	8/1/28 (4)	3,000	3,032
Palm Beach County FL School Board COP	5.000%	8/1/31 (4)	7,000	7,088
Palm Beach County FL Water & Sewer	5.000%	10/1/31	14,605	14,995
Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	10,000	10,181
Polk County FL Public Fac. Rev.	5.000%	12/1/30 (1)	17,835	18,058
Polk County FL Util. System Rev.	5.250%	10/1/21 (3)	3,620	3,803
Port St. Lucie FL Special Assessment
Rev. (Southwest Annexation Dist.)	5.000%	7/1/27 (1)	10,000	10,219
Putman County FL Auth. PCR PUT	5.350%	5/1/18 (2)	3,500	3,519
Sarasota County FL Environmentally Sensitive GO	5.250%	10/1/24	6,550	6,886
Sarasota County FL Util. System Rev.	7.000%	10/1/09 (3)	6,260	6,471
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (3)	2,400	2,627
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (3)	3,595	4,028
Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	1,800	1,848
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,403
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,663
Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	5,102
South Broward FL Hosp. Dist. Rev.	5.625%	5/1/12 (1)(Prere.)	12,000	13,250
South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35 (1)	5,050	5,059
South Florida Water Management Dist.	5.000%	10/1/36 (2)	10,000	10,006
South Miami FL Health Fac. Auth. Hosp.

	Rev. (Baptist Health South FL Obligated Group)	5.000%	8/15/22	5,000	5,096
	St. John’s County FL IDA Health Care
	(Vicars Landing Project)	5.000%	2/15/17	1,625	1,591
	St. John’s County FL Ponte Verda
	Utility Systems Rev.	5.000%	10/1/30 (4)	3,650	3,728
	St. Lucie County FL Util. System Rev.	6.500%	10/1/08 (3)(ETM)	2,535	2,571
	St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,504
3	St. Lucie County FL Util. System Rev.	6.000%	10/1/20 (3)(ETM)	5,515	6,492
	Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	17,805	18,886

Tallahassee FL Energy System Rev.	5.250%	10/1/13 (4)	4,380	4,815
Tallahassee FL Energy System Rev.	5.250%	10/1/14 (4)	3,980	4,408
Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,827
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)(ETM)	2,810	2,982
Tampa Bay FL Water Util. System Rev.	5.000%	10/1/34	5,000	5,118
Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,713
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35 (3)	2,900	2,795

Outside Florida:
Puerto Rico GO	5.250%	7/1/16	5,000	5,086
Puerto Rico GO	5.250%	7/1/18	6,500	6,565
Puerto Rico GO	5.250%	7/1/19	775	781
Puerto Rico Govt. Dev. Bank VRDO	2.400%	6/6/08 (1)	8,500	8,500
Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40 (ETM)	24,000	24,936
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/36 (2)	25,120	5,299
Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	6,000	6,333
Puerto Rico Muni. Finance Agency	5.250%	8/1/18 (4)	5,000	5,285
Puerto Rico Public Buildings Auth. Govt.
Fac. Rev. PUT	5.000%	7/1/12 (2)	12,000	12,402
Total Municipal Bonds (Cost $1,059,532)				1,080,949
Other Assets and Liabilities (0.9%)
Other Assets—Note B				24,658
Liabilities				(15,367)
				9,291
Net Assets (100%)				1,090,240

At May 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	1,069,366
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(535)
Unrealized Appreciation (Depreciation)
Investment Securities	21,417
Futures Contracts	(8)
Net Assets	1,090,240

Investor Shares—Net Assets
Applicable to 22,467,525 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	254,701
Net Asset Value Per Share—Investor Shares	$11.34

Admiral Shares—Net Assets
Applicable to 73,704,057 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	835,539
Net Asset Value Per Share—Admiral Shares	$11.34

•  See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the value of this security represented 0.5% of net assets.

2  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2008.

3  Securities with a value of $1,648,000 have been segregated as initial margin for open futures contracts.

4	See Note D in Notes to Financial Statements for the tax-basis components of net assets. For a key to abbreviations and other references, see page 17.

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) Assured Guaranty Corp.

(13) National Indemnity Co. (Berkshire Hathaway).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Six Months Ended
May 31, 2008
($000)
Investment Income
Income
Interest	25,489
Total Income	25,489
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative
Investor Shares	148
Admiral Shares	214
Marketing and Distribution
Investor Shares	29
Admiral Shares	81
Custodian Fees	5
Shareholders’ Reports
Investor Shares	2
Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	534
Expenses Paid Indirectly—Note C	(3)
Net Expenses	531
Net Investment Income	24,958
Realized Net Gain (Loss)
Investment Securities Sold	4,483
Futures Contracts	457
Realized Net Gain (Loss)	4,940
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(19,000)
Futures Contracts	(13)
Change in Unrealized Appreciation (Depreciation)	(19,013)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,885

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	24,958	51,882
Realized Net Gain (Loss)	4,940	6,256
Change in Unrealized Appreciation (Depreciation)	(19,013)	(25,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,885	32,198
Distributions
Net Investment Income
Investor Shares	(5,756)	(12,428)
Admiral Shares	(19,202)	(39,454)
Realized Capital Gain[1]
Investor Shares	(1,181)	(429)
Admiral Shares	(3,844)	(1,298)
Total Distributions	(29,983)	(53,609)
Capital Share Transactions—Note F
Investor Shares	(4,849)	(32,472)
Admiral Shares	(7,619)	(27,434)
Net Increase (Decrease) from Capital Share Transactions	(12,468)	(59,906)
Total Increase (Decrease)	(31,566)	(81,317)
Net Assets
Beginning of Period	1,121,806	1,203,123
End of Period	1,090,240	1,121,806

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $876,000 and $1,727,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.53	$11.73	$11.62	$11.79	$12.00	$11.74
Investment Operations
Net Investment Income	.255	.515	.513	.509	.506	.505
Net Realized and Unrealized Gain (Loss)
on Investments	(.138)	(.183)	.152	(.153)	(.074)	.346
Total from Investment Operations	.117	.332	.665	.356	.432	.851
Distributions
Dividends from Net Investment Income	(.255)	(.515)	(.513)	(.509)	(.506)	(.505)
Distributions from Realized Capital Gains	(.052)	(.017)	(.042)	(.017)	(.136)	(.086)
Total Distributions	(.307)	(.532)	(.555)	(.526)	(.642)	(.591)
Net Asset Value, End of Period	$11.34	$11.53	$11.73	$11.62	$11.79	$12.00

Total Return[1]	1.05%	2.94%	5.90%	3.04%	3.70%	7.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$255	$263	$301	$320	$679	$714
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.15%	0.16%	0.16%	0.14%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.53%*	4.47%	4.44%	4.31%	4.27%	4.23%
Portfolio Turnover Rate	30%*	16%	25%	13%	7%	19%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

•   Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.53	$11.73	$11.62	$11.79	$12.00	$11.74
Investment Operations
Net Investment Income	.259	.523	.522	.518	.513	.512
Net Realized and Unrealized Gain (Loss)
on Investments	(.138)	(.183)	.152	(.153)	(.074)	.346
Total from Investment Operations	.121	.340	.674	.365	.439	.858
Distributions
Dividends from Net Investment Income	(.259)	(.523)	(.522)	(.518)	(.513)	(.512)
Distributions from Realized Capital Gains	(.052)	(.017)	(.042)	(.017)	(.136)	(.086)
Total Distributions	(.311)	(.540)	(.564)	(.535)	(.649)	(.598)
Net Asset Value, End of Period	$11.34	$11.53	$11.73	$11.62	$11.79	$12.00

Total Return	1.09%	3.01%	5.98%	3.12%	3.76%	7.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$836	$858	$902	$852	$458	$466
Ratio of Total Expenses to
Average Net Assets	0.08%*	0.08%	0.09%	0.09%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.60%*	4.54%	4.51%	4.39%	4.32%	4.29%
Portfolio Turnover Rate	30%*	16%	25%	13%	7%	19%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) and for the period ended May 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2008, the fund had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $3,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $5,172,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2008, the cost of investment securities for tax purposes was $1,064,704,000. Net unrealized appreciation of investment securities for tax purposes was $16,245,000, consisting of unrealized gains of $27,859,000 on securities that had risen in value since their purchase and $11,614,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2008, the aggregate settlement value of open futures contracts expiring through September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	(260)	28,584	41
10-Year U.S. Treasury Note	(134)	15,062	(74)
30-Year U.S. Treasury Bond	(83)	9,421	25

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended May 31, 2008, the fund purchased $159,349,000 of investment securities and sold $203,678,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2008		November 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	24,376	2,179	43,314	3,780
Issued in Lieu of Cash Distributions	4,885	432	8,789	763
Redeemed	(34,110)	(3,002)	(84,575)	(7,347)
Net Increase (Decrease)—Investor Shares	(4,849)	(391)	(32,472)	(2,804)
Admiral Shares
Issued	69,460	6,035	127,028	11,030
Issued in Lieu of Cash Distributions	14,935	1,320	25,997	2,258
Redeemed	(92,014)	(8,114)	(180,459)	(15,694)
Net Increase (Decrease)—Admiral Shares	(7,619)	(759)	(27,434)	(2,406)

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2008, based on the inputs used to value them.

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(8)
Level 2—Other significant observable inputs	1,080,949	—
Level 3—Significant unobservable inputs	—	—
Total	1,080,949	(8)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	11/30/2007	5/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.54	$0.75
Admiral Shares	1,000.00	1,010.90	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.76
Admiral Shares	1,000.00	1,024.60	0.40

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, head of fixed income portfolio management and principal of Vanguard, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and slightly outperformed the average Florida municipal debt fund, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by peer-group funds. The board noted that the fund’s advisory expense ratio was also well below that of the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: July 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : July 16, 2008

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : July 16, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.